Exhibit 21.1

Subsidiaries of the Registrant

Note: Entities identified below with an asterisk (*) are wholly owned direct subsidiaries (each a “Subsidiary”) of Health Management Associates, Inc. All other entities identified below are at least majority owned by Health Management Associates, Inc. or a Subsidiary.

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Alabama HMA Physician Management, LLC	Alabama	Stringfellow Physicians Network

Alliance Health Partners, LLC	Mississippi	Tri-Lakes Medical Center

Amory HMA, LLC	Mississippi	Gilmore Memorial Regional Medical Center

Amory HMA Physician Management, LLC	Mississippi

Aberdeen Family Medical Clinic

Amory ENT and Allergy Practice

Amory Gastroenterology Clinic

Amory Hospital Services

Amory Pediatric Clinic

Amory Primary Medicine Clinic

Amory Urology Center

Family Medicine Clinic

Fulton Family Medical Clinic

Leading Edge Orthopaedic Surgery and Sports Medicine

Nettleton Family Medical Clinic

Anniston HMA, LLC	Alabama	Stringfellow Memorial Hospital

Augusta HMA, Inc.*	Georgia

Augusta HMA Physician Management, Inc.*	Georgia

Barrow Health Ventures, Inc	Georgia

Bartow HMA, LLC	Florida	Bartow Regional Medical Center

Bartow HMA Physician Management, LLC	Florida	Elite Surgical Associates Urocare Women’s Premier Care

Batesville HMA Medical Group, LLC	Mississippi	Batesville Medical Group

Biloxi H.M.A., LLC	Mississippi	Biloxi Regional Medical Center

Biloxi HMA Physician Management, LLC	Mississippi

Biloxi Neurology Clinic

Care+ Family Medicine – Biloxi

Care+ Promenade Medical Center

Center for Industrial Health & Wellness

Coast Oncology and Hematology

Gulf Oaks Psychiatric Associates

Lakeview Family Medicine Center

Total Health Internal Medicine

Blackwell HMA, LLC	Oklahoma

Blackwell HMPN, LLC	Oklahoma

Brandon HMA, LLC	Mississippi	Crossgates River Oaks Hospital

Brevard HMA ALF, LLC	Florida	The Town Square in Viera

Brevard HMA ASC, LLC	Florida

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Brevard HMA Diagnostic Imaging, LLC	Florida	Suntree Diagnostic Center and Mammography Clinic Wuesthoff X-Ray and Lab Wuesthoff X-Ray and Lab at Baytree

Brevard HMA HME, LLC	Florida	Wuesthoff Home Medical Equipment Wuesthoff Orthotics & Prosthetics

Brevard HMA Holdings, LLC	Florida

Brevard HMA Home Health, LLC	Florida	Wuesthoff Brevard Homecare Wuesthoff Homecare Wuesthoff Private Duty Services

Brevard HMA Hospice, LLC	Florida

Wuesthoff Brevard Hospice

Wuesthoff Brevard Hospice and Palliative Care

Wuesthoff Hospice

Wuesthoff Hospice & Palliative Care

Wuesthoff Palliative Physician Services

Wuesthoff Physician Consult Services

Brevard HMA Hospitals, LLC	Florida

Brevard HMA Investment Properties, LLC	Florida

Brevard HMA Nursing Home, LLC	Florida	Wuesthoff Progressive Care Center The Wuesthoff Progressive Care Center

Brooksville HMA Physician Management, LLC	Florida	Good Shepherd Medical Clinic Homosassa Primary Medical Care at Sugarmill

Campbell County HMA, LLC	Tennessee

Irene and Howard H. Baker Cancer Treatment Center

Tennova Healthcare – LaFollette

Tennova Healthcare – LaFollette Medical Center

Tennova Infusion Center

Tennova LaFollette Geriatric Psychiatric Unit

Tennova LaFollette Health & Rehabilitation Center

Tennova LaFollette Medical Center Clinic

Tennova LaFollette Medical Center Clinic – Jacksboro

Tennova LaFollette Outpatient Rehab Center

Tennova LaFollette Sleep Disorders Clinic

Canton HMA, LLC	Mississippi

Carlisle HMA, LLC	Pennsylvania	Carlisle Outpatient Surgery Center Carlisle Regional Medical Center

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Carlisle HMA Physician Management, LLC	Pennsylvania

Advanced Wound Healing Center

Advantage Bladder Control Center

Boiling Springs Family Medicine

Carlisle Cancer Center

Carlisle Family Care

Carlisle Internal Medicine

Carlisle Ob/Gyn

Carlisle Surgical Institute

Carlisle Urology

Central PA Center for Infectious Diseases

Midstate Ear, Nose and Throat Center

Women’s Health Specialists of Carlisle

Carlisle HMA Surgery Center, LLC	Pennsylvania

Carlisle Medical Group, LLC	Pennsylvania

Bent Creek Internal Medicine

Carlisle Cardiology

Carlisle Regional Pain Management Clinic

Carlisle Regional Pulmonary and Sleep Medicine

Central PA Hematology & Medical Oncology Associates

Medical Specialists of Shippensburg

Mira Orthopedics

Perry County Surgical and Medical Specialists

Washington Heights Medical Group West Shore Hand and Orthopedics

Carolinas Holdings, LLC	Delaware

Carolinas JV Holdings General, LLC*	Delaware

Carolinas JV Holdings, L.P.	Delaware

Central Florida HMA Holdings, LLC	Delaware

Central Polk, LLC	Florida

Central States HMA Holdings, LLC	Delaware

Chester HMA, LLC	South Carolina	Chester Nursing Center Chester Regional Medical Center Church Street Clinic Neighbors Care Home Health Agency Richburg Family Medical Center

Chester HMA Physician Management, LLC	South Carolina

Chester Medical Group, LLC	South Carolina	Catawba Family Medicine Chester Cardiovascular Associates Chester Internal Medicine Chester Orthopedic Specialists Great Falls Family Medicine Lowry’s Family Medicine Lowry’s Pediatrics Women First

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Chester PPM, LLC	South Carolina

Citrus HMA, LLC	Florida	Dunnellon Diagnostic Center Seven Rivers Outpatient Laboratory Seven Rivers Regional Medical Center Seven Rivers Rehab & Wound Center

Clarksdale HMA, LLC	Mississippi	Northwest Mississippi Regional Medical Center

Clarksdale HMA Physician Management, LLC	Mississippi

Campbell Family Clinic

Clarksdale Gl Clinic

Clarksdale Internal Medicine Clinic

Clarksdale Medical Specialists

Clarksdale Orthopedics

Clarksdale Urology Clinic

Delta Surgery Specialists

Deporres Health Center

Cleveland HMA, LLC	Mississippi

Cleveland HMA Medical Group, LLC	Mississippi

Clinton HMA, LLC	Oklahoma

Clinton HMPN, LLC	Oklahoma

Cocke County HMA, LLC	Tennessee	Tennova Healthcare – Newport Tennova Healthcare – Newport Medical Center Tennova Newport Convalescent Center

Coffee Hospital Management Associates, Inc.*	Tennessee

Collier Boulevard HMA Physician Management, LLC	Florida	Carneiro Institute for Hand Surgery Collier Regional Medical Group Complete Women’s Care of Naples Physicians Regional Medical Group

Collier HMA Facility Based Physician Management, LLC	Florida

Collier HMA Neurological Vascular Medical Group, LLC	Florida	Physicians Regional Healthcare System Neurovascular and Stroke Institute

Collier HMA Physician Management, LLC	Florida	Physicians Regional Medical Group Physicians Regional Medical Group Pharmacy

Crossgates HMA Medical Group, LLC	Mississippi

Care+ Family Medical Clinic

Care+ Pediatrics at the Reservoir

Care+ Pediatrics Brandon

Care+ Pediatrics Crossgates

Care+ Pelahatchie Medical Center

Care+ Puckett Medical Clinic

Crossgates River Oaks Hospitalists

Rankin Orthopedic Specialists

Rankin Surgical Specialists

Crystal River HMA Physician Management, LLC	Florida

Durant H.M.A., LLC	Oklahoma	Medical Center of Southeastern Oklahoma

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Durant HMA Home Health, LLC	Oklahoma	Medical Center of Southeastern Oklahoma Home Health

Durant HMA Physician Management, LLC	Oklahoma

Durant Ear Nose & Throat Center

Durant Medical Clinic

Durant Orthopedic Clinic

Durant Pediatrics

Durant Surgery and Aesthetics

Durant Surgical Eye Center

Ear, Nose & Throat Clinic of Durant

Medical Center Urology

OB/Gyn Associates of Durant

Southeast Oklahoma Orthopedics

Durant HMA Surgical Center, LLC	Oklahoma

East Georgia HMA Physician Management, LLC	Georgia	Cardiovascular Institute of Georgia East Georgia Cardiology East Georgia Internal Medicine and Pediatrics East Georgia Neurology & Neurodiagnostics

East Georgia Regional Medical Center, LLC	Georgia	East Georgia Regional Medical Center

EverRad HMA Holdings, LLC*	Florida

Florida Endoscopy and Surgery Center, LLC	Florida

Florida HMA Holdings, LLC	Delaware

Florida HMA Urgent Care, LLC	Florida

Flowood River Oaks HMA Medical Group, LLC	Mississippi

Care+ at the Reservoir

Care+ Occupational Medicine Clinic

Care+ Parham Bridges

CarePlus Crescent

CarePlus Parham Bridges

Center for Infectious Disease Excellence

Madison Family Medical Clinic

Neck and Head Surgical Group

Reservoir Family Medical Clinic

ROH Center for Infectious Disease

ROH Hospitalist

The Obesity Center at River Oaks

Fort Smith HMA, LLC	Arkansas	PremiereCare Sparks Health System

Fort Smith HMA Home Health, LLC	Arkansas	Advantage Home Health Fort Smith Regional Medical Center Home Health

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Fort Smith HMA PBC Management, LLC	Arkansas

Adult Medicine Specialists

Alma Family Medical Clinic

Arkansas Surgical Group Cancer Center

Cardiology Center at Sparks

Diagnostic Center at Sparks Medical Plaza

Fort Smith Internal Medicine

Fort Smith Plastic Surgery Clinic

Fort Smith Wound Health & Hyperbaric Center

Greenwood Family Medicine Clinic

Hodge Internal Medicine

Lung Center

R.C. Goodman Institute for Pain

Renal Care Associates

Southpointe Family Practice

Sparks Clinic Family Practice

Sparks Ear, Nose and Throat

Sparks Ear, Nose and Throat Center, West

Sparks Family Medicine South

Sparks Foot & Ankle

Sparks Neurology Center

Sparks Plaza Family Practice

Sparks Plaza Internal Medicine

Sparks Preferred Clinic

Sparks Preferred Clinic – Mall

Sparks Radiation Oncology

Sparks Senior Health Center

Spiro Family Medicine

Surgical Associates of Fort Smith

The Women’s Center

Van Buren Family Clinic

Vascular Neurology and Memory Disorders Clinic

Fort Smith HMA Physician Management, LLC	Arkansas

Charleston Clinic

Gastroenterology Center

Heart & Vascular Services

Hospital Associates

Sparks Behavioral Health Services

Sparks Center for Infectious Disease

Sparks Clinic – Waldron

Sparks Endocrinology Clinic

Sparks Neurosurgical Associates

Sparks Obstetrics and Gynecology

Sparks Occupational Medicine – North

Sparks Occupational Medicine South

Sparks Orthopedic Center

Sparks Pediatric Clinic

Spiro Family Medical

Gadsden HMA Physician Management, LLC	Alabama	Primary Care Associates Specialty Care Associates

Georgia HMA Physician Management, LLC	Georgia

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Green Clinic, LLC	Florida	Heart of Florida Back and Spine Center

Gulf Coast HMA Physician Management, LLC	Florida

Englewood Primary Care & Walk-In Clinic

Gulf Coast Foot and Ankle

Gulf Coast Medical Group

Gulf Coast Medical Group – Chronic Pain Treatment Center

Gulf Coast Medical Group – Louis Giannone, DPM

Gulf Coast Medical Group – North Port

Gulf Coast Medical Group – Urgent Care and Physician Offices

Gulf Coast Neurology Associates

Gulf Coast Primary Care Medical Group

Gulf Coast Psychiatry

Gulf Coast Pulmonology Associates

Punta Gorda Cardiology Group

Venice Family Practice

Venice Internal Medicine Island

Gulf Oaks Therapeutic Day School, LLC	Mississippi

Haines City HMA, LLC	Florida	Center for Healthy Workforce Heart of Florida Regional Medical Center Heart of Florida Therapy Center

Haines City HMA Physician Management, LLC	Florida	Gordon W. McNeal, M.D. Natalia Wetterer, M.D.

Haines City HMA Urgent Care, LLC	Florida	Urgent Care – Cypress Urgent Care – Poinciana WorkMed

Hamlet H.M.A., LLC	North Carolina	Sandhills Endoscopy Sandhills Regional Medical Center

Hamlet HMA Physician Management, LLC	North Carolina	Sandhills Medical Group

Hamlet HMA PPM, LLC	North Carolina

Hamlet Cardiology

Sandhills Gynecology Sandhills Internal Medicine

Sandhills Medicine Group Biltmore Drive

The Sandhills Medical Group CBO

The Sandhills Medical Group Family Medicine

The Sandhills Medical Group McQueen Medical

The Sandhills Medical Group Orthopaedics

The Sandhills Medical Group Pulmonology/Gastroenterology

The Sandhills Medical Group West Main

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Hamlet PPM, LLC	North Carolina	Sandhills Anesthesia Sandhills Behavioral Health Sandhills Family Medicine Sandhills Primary Care Sandhills Surgical Sandhills Vascular Center

Harrison HMA, LLC	Mississippi

Harrison HMA Physician Management, LLC	Mississippi

Hartsville HMA, LLC	South Carolina	Carolina Pines Regional Medical Center

Hartsville HMA Physician Management, LLC	South Carolina	Children’s Care Clinic Pee Dee Hospitalists Pee Dee Weight Loss Clinic The Children’s Group The Medical Group

Hartsville Medical Group, LLC	South Carolina

Hartsville Cardiology Associates

Hartsville Nephrology and Endocrinology

Hartsville Orthopedics & Sports Medicine

The Children’s Group

The Medical Group

The Medical Group Darlington

The Medical Group Swift Creek

Women’s Care of Hartsville

Hartsville PPM, LLC	South Carolina

Health Management Associates, LLC*	Delaware

Hernando HMA, LLC	Florida

Brooksville Regional Hospital

Florida Sleep Institute

Good Shepherd Medical Services

Hernando Endoscopy & Surgery Center

Hernando Healthcare

Pinebrook Regional Medical

Regional Healthcare

Special Delivery Suites

Spring Hill Regional Hospital

Hernando HMA Ancillary, LLC	Florida

HMA-ASCOA Investments, LLC	Delaware

HMA CAT, LLC*	Texas

HMA Fentress County General Hospital, LLC	Tennessee	Jamestown Regional Medical Center Upper Cumberland Surgical Clinic

HMA Hospitals Holdings, LLC*	Delaware

HMA Lake Shore, Inc.	Florida

HMA Leasing, LLC*	Tennessee

HMA MRI, LLC*	Texas

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
HMA Physician Practice Management, LLC	Florida

HMA Santa Rosa Medical Center, LLC	Florida	Santa Rosa Medical Center Santa Rosa Primary Care Center

Hospital Management Associates, Inc.*	Florida

Hospital Management Services of Florida, Inc.	Florida	HMA Hospital Management Services of Florida, Inc. (in Texas)

ICSE Leasing Corp.	Delaware

Insurance Company of the Southeast, Ltd.*	Cayman Islands, BWI

Integris HMA, LLC	Mississippi

Jackson HMA, LLC	Mississippi	Central Mississippi Medical Center

Jackson HMA North Medical Office Building, LLC	Mississippi

Jamestown HMA Leasing, LLC	Tennessee

Jamestown HMA Physician Management, LLC	Tennessee

Active Ortho Sports Specialists

Fentress Internal Medical Center

Jamestown Orthopedics

Jamestown Surgical Associates

Jamestown Urology Associates

Surgical Associates of Jamestown

Upper Cumberland Primary Healthcare

Women’s Specialty Clinic of Jamestown

Jefferson County HMA, LLC	Tennessee

Tennova Healthcare – Jefferson

Tennova Healthcare – Jefferson Memorial Hospital

Tennova Jefferson Memorial Hospital Sleep Disorders Clinic

Tennova Jefferson Memorial Rehabilitation Services Dandridge

Tennova Jefferson Memorial Rehabilitation Services East

Kennett HMA, LLC	Missouri	Center for Women’s Health Kennett Pediatric Associates Twin Rivers Family Practice Twin Rivers Pediatrics Twin Rivers Regional Medical Center Twin Rivers Women’s Center

Kennett HMA Physician Management, LLC	Missouri

Kennett Cardiology Associates

Kennett Occupational Medicine

Kennett Oncology and Hematology Associates

Kennett Orthopaedic Associates

Kennett Psychiatry Associates

Kennett Radiology Associates

Kennett Surgery Associates

Twin Rivers Anesthesia

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Key West HMA, LLC	Florida	Depoo Hospital Lower Keys Medical Center

Key West HMA Physician Management, LLC	Florida

Advanced Cardiology of Key West

Florida Keys Family Medicine

Keys Medical Group

Lower Keys Behavioral Medicine

Lower Keys Cancer Center

Lower Keys Primary Care Clinic

Lower Keys Urology

Primary Care Center of Key West

South Florida Medical and Surgical Associates

The Heart Institute of the Keys

Keystone HMA Property Management, LLC	Pennsylvania

Knoxville HMA Cardiology PPM, LLC	Tennessee	Tennova Cardiology

Knoxville HMA Development, LLC	Tennessee

Knoxville HMA Family Services, LLC	Tennessee

Knoxville HMA Holdings, LLC	Tennessee

Knoxville HMA Homecare DME & Hospice, LLC	Tennessee	Tennova DME Tennova Home Health Tennova Homecare Equipment Tennova Hospice Tennova Hospice and Homecare Service Tennova Residential Hospice

Knoxville HMA JV Holdings, LLC	Tennessee

Knoxville HMA Mission Services, LLC	Tennessee

Knoxville HMA Physician Management, LLC	Tennessee

Anderson Heart Physicians

East Tennessee Women’s GYN Oncology

First Family Medical Center

Jefferson Heart Consultants

Jefferson Pulmonary Group

Kristy Newton, MD

Mountain View Pediatrics & Internal Medicine

Tennova Cardiology Services

Tennova General Surgery

Tennova General Surgery LaFollette

Tennova Geriatric Assessment Program (GAP)

Tennova Hospitalists Group

Tennova Neurology Group

Tennova Physician Services

Tennova Primary Care Broadway

Tennova Primary Care Farragut

Tennova Primary Care Loudon

Tennova Primary Care Newport

Tennova Primary Care South

Tennova Primary Care West

Tennova Primary Care West Hills

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Knoxville HMA Physician Management, LLC (continued)		Tennova Pulmonary Care Tennova Surgical Associates Tennova Women’s Center

Knoxville HMA Wellness Center, LLC	Tennessee

Lake Shore HMA, LLC	Florida	Shands Imaging Center and Women’s Medical Spa Shands Lake Shore Regional Medical Center

Lake Shore HMA Medical Group, LLC	Florida

Lake Shore Pediatric and Family Medicine

Lake Shore Primary Care-West

Lake Shore Sports Medicine &

    Musculoskeletal Center

Lake Shore Surgical Specialists

Shands Lake Shore Orthopaedic and Sports

    Medicine Center

Lancaster HMA, LLC	Pennsylvania	Bariatric and Metabolic Institute of Lancaster BMI of Lancaster Heart of Lancaster Regional Medical Center

Lancaster HMA Physician Management, LLC	Pennsylvania

Baron Family Practice

Cardiothoracic & Vascular Surgeons of Lancaster

Center City Family Health

Central Penn Medical Group

Central Pennsylvania Anesthesia Consultants

Community Surgical Associates

Family Health Associates of Lancaster

Heart of Lancaster Family Practice

Heartland Family Health

Highlands Family Practice

Interventional Spine Associates

Lancaster Pulmonary and Sleep Associates

LRMC Anesthesia Consultants

Orthopaedic Specialists of Central Pennsylvania

Patient Care Internal Medicine

Red Rose Cardiology

Rose City Behavioral Health

Women’s LifeCare of Lancaster

Lancaster Medical Group, LLC	Pennsylvania

Breast Health Associates Columbia Regional Health Center

ENT – Head and Neck Surgery of Lancaster

General and Surgical Oncology Specialists of Central Pennsylvania

General and Vascular Surgery of Lancaster

Lancaster Family Practice Associates

OBGYN of Lancaster

Otolaryngology Head & Neck Surgery Specialist

Pequea Valley Internal Medicine

Premier Bariatrics

Quarryville Family Medicine

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Lancaster Medical Group, LLC (continued)		Richmond Square Family Medicine Sallavanti & Cotter Family Medicine Vein Center of Lancaster

Lancaster Outpatient Imaging, LLC	Pennsylvania	The Image Center of Lancaster

Lebanon HMA, LLC	Tennessee	McFarland Specialty Hospital University Medical Center

Lebanon HMA Leasing, LLC	Tennessee

Lebanon HMA Physician Management, LLC	Tennessee	Cumberland Surgical Specialists Gallant Family Medicine Heritage Family Care Middle Tennessee Gastroenterology Mt. Juliet Medical Associates University Medical Group Women’s Wellness of Lebanon

Lebanon HMA Surgery Center, LLC	Tennessee	Lebanon Surgical Center

Lehigh HMA, LLC	Florida	Lehigh Regional Medical Center

Lehigh HMA Physician Management, LLC	Florida	Advanced Foot and Ankle Center of SW Florida Lehigh Advanced Laparoscopic and Bariatric Surgeons Lehigh Medical Group

Little Rock HMA, Inc.*	Arkansas

Live Oak HMA, LLC	Florida	Live Oak Medical Group Shands Live Oak Regional Medical Center Shands Medical Group of Live Oak

Live Oak HMA Medical Group, LLC	Florida	Shands Live Oak Cardiology Shands Live Oak Primary Care

Lone Star HMA, L.P.	Delaware	Dallas Regional Medical Center at Galloway

Lone Star HMA Physician Management, Inc.	Texas	Premier Care Physicians Premier Care Pulmonology Premier Care Pulmonary and Critical Care Premier Care Urology

Madison HMA, LLC	Mississippi	Madison County Medical Center Madison River Oaks Medical Center

Madison HMA Physician Management, LLC	Mississippi	Canton Family Clinic Canton Family Medical Clinic Care+ at Nissan Parkway CarePlus Nissan Parkway Hicks Healthcare for Women Madison River Oaks Hospitalist Group MCMC Family Medical

Marathon HMA Medical Group, LLC	Florida

Marshall County HMA, LLC	Oklahoma

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Marshall County HMPN, LLC	Oklahoma

Mayes County HMA, LLC	Oklahoma

Mayes County HMPN, LLC	Oklahoma

Melbourne HMA, LLC	Florida	Wuesthoff Health System Wuesthoff Medical Center-Melbourne

Melbourne HMA Medical Group, LLC	Florida

Anthony Ware Orthopaedics

Baytree Medical Associates

Cardiology Associates of Brevard

Caritas WomanCare

First Care Family Physicians

Internal Medicine Associates of Brevard

Internal Medicine Associates of South Brevard

Neurology Associates of Brevard

Neurology Associates of Melbourne

Orthopaedic Associates of Brevard

Surgical Associates of Brevard

Urology Associates of Brevard

Meridian HMA, LLC	Mississippi	Riley Hospital

Meridian HMA Nursing Home, LLC	Mississippi

Mesquite HMA General, LLC	Delaware

Metro Knoxville HMA, LLC	Tennessee

Tennova Ambulatory Surgery Center South

Tennova Behavioral Services

Tennova Cardiac Rehab Services East Towne

Tennova Diabetes Management Center

Tennova Healthcare

Tennova Healthcare – North Knoxville Medical Center

Tennova Healthcare – Physicians Regional Medical Center

Tennova Healthcare – Turkey Creek Medical Center

Tennova Pain Management Center

Tennova Pain Management Center North

Tennova Pain Management Center Northshore

Tennova Physical Therapy

Tennova Physical Therapy and Sport Medicine North

Tennova Rehab Care Center

Tennova Sleep Center North

Tennova Sleep Center South

Tennova Sleep Center West

Tennova Surgery Center West

Tennova Transitional Care Unit

Tennova Women’s Pavilion

Tennova Wound Healing Center

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Midwest City HMA Physician Management, LLC	Oklahoma

A. Cornett Orthopedics

J. Duncan Orthopedics

Midwest Physicians Group

Midwest Physicians Group - Cardiology

Midwest Physicians Group - Family Practice

Midwest Physicians Group - Midwest Orthopedics

Midwest Physicians Group - Orthopaedic Specialists

Midwest Physicians Group - Primary Care

N. Applegate Podiatry

O’Neill Family Practice

R. Scrivastava Cardiology

Renaissance Physicians Midwest City

Sooner Medical Management

Sooner Road Family Medicine

Total Vein Care Center

Midwest HMA Home Health, LLC	Oklahoma	Midwest City Regional Medical Center Home Health Services

Midwest Regional Medical Center, LLC	Oklahoma	Midwest Orthopedic Institute Midwest Regional Medical Center Midwest Regional Medical Center EMS Midwest Regional Medical Center Home Health Services Oklahoma Regional Heart Pavilion

Mississippi Health Management Medical Education Fund, LLC	Mississippi

Mississippi HMA DME, LLC	Mississippi	Care+ Home Medical Equipment McNaMed Home Medical Equipment

Mississippi HMA Holdings I, LLC	Delaware

Mississippi HMA Holdings II, LLC	Delaware

Mississippi HMA Hospitalists, LLC	Mississippi

Mississippi HMA Urgent Care, LLC	Mississippi

Monroe HMA, LLC	Georgia	Walton Regional Medical Center

Monroe HMA Physician Management, LLC	Georgia

Alcovy Gastroenterology Associates

Barrow Surgical Associates

Clearview Primary Care at Grayson

Cornerstone Woman’s Care

Loganville Convenient Care

Loganville Internal Medicine

Loganville OB/GYN

Loganville Sports Medicine

Monroe ENT

Monroe Family Medicine

Walton Surgical Group

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Mooresville HMA Investors, LLC	North Carolina

Mooresville HMA Physician Management, LLC	North Carolina

Center for Infectious Disease

Lake Norman Center for Digestive & Liver Disease

Lake Norman Medical Group

Lake Norman Neonatology Associates

Lake Norman Preventive Nephrology & Hypertension

Primary Care Associates

Primary Care Associates Internal Medicine

Oakhurst Women’s Center at the Lake

North Mecklenburg Medical Associates

Sherrill Orthopedics

Mooresville Hospital Management Associates, LLC	North Carolina	Lake Norman Regional Medical Center Lake Norman Regional Medical Center – Home Care The Surgical Center at Lake Norman

Mooresville PPM, LLC	North Carolina

Hospitalists of Lake Norman

Lake Norman Neonatology

Lake Norman Neurological & Spine Center

Lake Norman Orthopedic & Sports Medicine

Lake Norman Orthopedics and Hand Surgery

Lake Norman Orthopedic Spine Center

Lakeshore Internal Medicine

Mooresville Family Practice

Mooresville Surgical Associates

Primary Care Associates

Primary Care Associates - Byers Creek

Primary Care Associates of Cornelius

Primary Care Associates of Davidson

Primary Care Associates - Denver

Primary Care Associates of Huntersville

Primary Care Associates of Lake Norman

Primary Care Associates - Williamson

Sherrill-Jackson Orthopedics Center

The Center for Surgical Weight Loss

Naples HMA, LLC	Florida	Physicians Regional Healthcare System Physicians Regional Medical Center – Collier Boulevard Physicians Regional Medical Center – Pine Ridge

Natchez Community Hospital, LLC	Mississippi	Natchez Community Hospital

Natchez HMA Physician Management, LLC	Mississippi	Community Medical Group Community Orthopedic Clinic Community Urology Clinic Community Urology Group Family Medical Center of Natchez Natchez Anesthesia Natchez Surgical Clinic

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
New Gulf Coast Surgery Center, LLC	Mississippi

North Port HMA, LLC	Florida

Oklahoma HMA Urgent Care, LLC	Oklahoma

OsceolaSC, LLC	Delaware	St. Cloud Regional Medical Center St. Cloud Regional Medical Center Rehabilitation Services Wound Healing & Hyperbaric Center at St. Cloud Regional

Osler HMA Medical Group, LLC	Florida	Osler Medical Group

Oviedo HMA, LLC*	Florida

Paintsville HMA Physician Management, LLC	Kentucky	Paintsville Clinic Paintsville General Surgery The Women’s Center of Salyersville Women’s Center of Paintsville

Paintsville Hospital Company, LLC	Kentucky	Paul B. Hall Regional Medical Center

Pasco Hernando HMA Physician Management, LLC	Florida

East Pasco Primary Care

ENT and Allergy of Pasco

ENT Health of Pasco

Florida Obesity Surgical Associates

Internal Medicine of Pasco

Lake Jovita Primary Care

Pasco Regional Medical Group

Pasco Regional Radiology Group

Pasco Surgical Group

Seven Rivers Cardiologist

Surgical Health of Pasco

Women’s Health of Pasco

Pasco Regional Medical Center, LLC	Florida	Pasco Medical Plaza Condominium Pasco Regional Medical Center The Center for Wound Healing and Hyperbaric Medicine of Pasco Regional Medical Center

PBEC HMA, Inc.*	Florida	Pelican Bay Executive Center

Peace River HMA Nursing Center, LLC	Florida

Personal Home Health Care, LLC	Tennessee

Poinciana HMA, LLC*	Florida

Poplar Bluff HMA Physician Management, LLC	Missouri

Bluff Sports Center & Orthopedic Clinic

Bluff Sports Medicine & Orthopedic Clinic

Cardiovascular Institute of Southern Missouri

Orthopedic & Spine Surgery Clinic

Ozark Family Practice

Ozark Gastroenterology

Ozark Hospitalist Group

Ozark Medical Management

Ozark Medical Neurology

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Poplar Bluff HMA Physician Management, LLC (continued)		Ozark Nephrology Ozark Orthopedics Ozark Psychiatry Ozark Rheumatology Poplar Bluff Pulmonology & Sleep Popular Bluff Surgery

Poplar Bluff Regional Medical Center, LLC	Missouri

Bloomfield Medical Center

Dexter Medical Clinic

Malden Medical Clinic

Piedmont Family Clinic

Piedmont Family Pharmacy

Poplar Bluff Medical Clinic

Poplar Bluff Regional Medical Center-North

Poplar Bluff Regional Medical Center-South

Puxico Medical Clinic

Three Rivers Healthcare Pathology Services

Three Rivers Lab and X-Ray

Port Charlotte HMA, LLC	Florida	Peace River Home Health Service Peace River Regional Medical Center

Port Charlotte HMA Physician Management, LLC	Florida

Charlotte Harbor Cardiac Surgical Associates

Charlotte Urgent Care

Comprehensive Women’s Health Care

Neurology Associates of Charlotte County

Peace River Neurosurgery

Surgical Associates of Charlotte County

Vascular Associates of Charlotte County

Preferred Nurse Staffing, LLC	Mississippi

Punta Gorda HMA, LLC	Florida	Charlotte Regional Medical Center Home Health Services of Charlotte Riverside Behavioral Center Sleep Center The Wellness Center Wound Care Clinic of Charlotte

Punta Gorda HMA Physician Management, LLC	Florida	Chris Webb, M.D. Davis Orthopedic Center Neurology Center of Southwest Florida Sandhill Family Medicine Xiaomei Gao-Hickman, MD-Neurology

Punta Gorda Medical Arts Center Association, Inc.	Florida

River Oaks Hospital, LLC	Mississippi	River Oaks Health System River Oaks Hospital

River Oaks Management Company, LLC	Mississippi	Cardiovascular Services of Central Mississippi Care+ Behavioral Health Care+ Byram Care+ Clinton Care+ Family Medicine - Hinds Care+ Flora Central Mississippi Bone and Joint Specialists

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
River Oaks Management Company, LLC (continued)

Clinic for Women of Central Mississippi

Clinton Medical Center

Comprehensive Weight Management Center

Gary A. Nelson Clinic

Hinds Internal Medicine

Infectious Disease Associates of Central Mississippi

Medical Associates of Richland

Medical Associates of Vicksburg

Mid-Mississippi Hospitalists

Podiatry Associates of Central Mississippi

Rheumatology Associates of Central MS

River Oaks Medical Office Building, LLC	Mississippi

Riverpark Community Cath Lab, LLC	Delaware

Riverview Regional Medical Center, LLC	Delaware	Riverview Regional Medical Center

Rockledge HMA, LLC	Florida

Child Protection Team of Brevard

Childrens Advocacy Center of Brevard

Wuesthoff Cardiac Testing Center

Wuesthoff Health System

Wuesthoff Health System at Port St. John

Wuesthoff Hospital

Wuesthoff Medical Center at Merritt Island

Wuesthoff Medical Center-Rockledge

Wuesthoff Pain Management Center

Wuesthoff Pain Management Center at Suntree

Wuesthoff Reference Lab

Wuesthoff Rehabilitation Services

Rockledge HMA Convenient Care, LLC	Florida	The Clinic at Walmart

Rockledge HMA Medical Group, LLC	Florida

A. Henriquez, M.D.

Brevard Cardiology Group

Brevard Pulmonary Specialists

Brevard Vascular Associates

David P Sims MD

Dzuy Le, MD

GI Associates of Brevard

Gregory A. Kirk, M.D.

Guillermo Sanabria MD

Heart Care, CFL

Heart Rhythm Associates

John W. Knappman, M.D.

Neurology Associates of Brevard

Partners in Women’s Health

Robert C. Udell, D.O.

Robert H. Paxson, M.D.

Space Coast Endocrinology

Surgical Associates of Brevard

Viera Internal Medicine

West Point Medical Group

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Rockledge HMA Medical Group, LLC (continued)		Wuesthoff Multi-Specialty Physicians Wuesthoff Physician Consulting Services Wuesthoff Wound Care & Hyperbaric Center Wuesthoff Wound Care and Hyperbaric Center at Rockledge

Rockledge HMA Urgent Care, LLC	Florida	Sinai Walk-In Clinic

ROH, LLC	Mississippi	Woman’s Hospital at River Oaks

Rose City HMA, LLC	Pennsylvania	Keystone Cancer Center Lancaster Regional Medical Center Regional Center for Cancer Care Willow Street Imaging

Rose City HMA Medical Group, LLC	Pennsylvania

Santa Rosa HMA Physician Management, LLC	Florida	Santa Rosa Medical Group

Santa Rosa HMA Urgent Care, LLC	Florida	Santa Rosa Occupational Health Santa Rosa Urgent Care

Scott County HMA, LLC	Tennessee	Scott County Hospital

Sebastian HMA Physician Management, LLC	Florida

Coastal Gynecology

Coastal Neurosurgery & Spine

Coral Reef Gastroenterology

Heart Center of the Treasure Coast

Kirk E. Maes, M.D.

North County Medical

North County Medical Lab

Sebastian Family Walk In Care

Sebastian Hospital, LLC	Florida	Sebastian River Home Health Sebastian River Medical Center

Sebring HMA Physician Management, LLC	Florida	Florida Lakes Surgical Highlands Medical Group Premier Women’s Health Care

Sebring Hospital Management Associates, LLC	Florida	Highlands Medical Group Highlands Regional Medical Center

Seminole HMA, LLC	Oklahoma

Seminole HMPN, LLC	Oklahoma

Southeast HMA Holdings, LLC	Delaware

Southwest Florida HMA Holdings, LLC	Delaware

Southwest Physicians Risk Retention Group, Inc.	South Carolina

Sparks PremierCare, LLC	Arkansas

Spring Hill HMA Medical Group, LLC	Florida

Spring Hill HMA Physician Management, LLC	Florida

St. Cloud HMA Physician Management, LLC	Florida

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
St. Cloud Physician Management, LLC	Delaware

Center for Breast Evaluation and Surgical Treatment

Convenient Care of St. Cloud

East Lake Family Medicine

Medical Solutions for Women

Occupational Wellness & Lifestyle Center

Osceola GYN Associates

Plastic Surgery Solutions of St. Cloud

St. Cloud Medical Group

St. Cloud Orthopaedic

St. Cloud Surgical Associates

Urology Associates of St. Cloud

St. Mary’s Ambulatory Surgery Center, LLC	Tennessee

Starke HMA, LLC	Florida	Shands Medical Group Shands Medical Group of Starke Shands Starke Regional Medical Group

Starke HMA Medical Group, LLC	Florida	Family Physicians of Melrose

Statesboro HMA Medical Group, LLC	Georgia	Total Health Center for Family Medicine

Statesboro HMA Physician Management, LLC	Georgia

Statesville HMA, LLC	North Carolina	Davis Regional Medical Center

Statesville HMA Medical Group, LLC	North Carolina

Carolina Urology Care

Davis Family Medicine Center

Davis Internal Medicine

Davis Vascular Institute

Statesville OB/GYN

Statesville Orthopedics & Sports Medicine

Statesville Psychiatry

Statesville Urology

Statesville HMA Physician Management, LLC	North Carolina	Carolina Urology Care

Statesville PPM, LLC	North Carolina

The Surgery Center, LLC	Mississippi

The Surgery Center at Durant, LLC	Oklahoma

Tullahoma HMA, LLC	Tennessee	Harton Regional Medical Center Tullahoma Family Medical Center

Tullahoma HMA Leasing, LLC	Tennessee

Tullahoma HMA Physician Management, LLC	Tennessee

Advanced Surgical Associates

Coffee County Pulmonary Associates

ENT of Tullahoma

Highland Rim Medical Associates

Highland Rim Orthopedics and Sports Medicine

Highland Rim Pediatrics

Middle Tennessee Plastic and Hand Surgeons

Tennessee Comprehensive Pain Center

Tullahoma OB/GYN Associates

Tullahoma Women’s Center

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Van Buren H.M.A., LLC	Arkansas

Complete Knee Center of Arkansas

Cornerstone Medical Group

Internal Medicine

Summit Medical Center

Summit Occupational Medicine

Summit Surgery Center

Summit Wound Healing Center

Van Buren Family Medicine Clinic

Van Buren Physician Services

Van Buren HMA Central Business Office, LLC	Arkansas

Venice HMA, LLC	Florida	Home Health Services of Venice Venice Regional Medical Center

Vicksburg HMA Physician Management, LLC	Mississippi	Medical Associates of Vicksburg

Wauchula HMA Physician Management, LLC	Florida	Pioneer Medical Center

Williamson HMA Physician Management, LLC	Delaware

Gilbert Health Center

Tug Valley Ear, Nose & Throat Clinic

Tug Valley Pediatrics

Tug Valley Women’s Center

Williamson Anesthesia

Williamson Cardiac Care Center

Williamson Family Care Center

Williamson Radiology

Williamson Surgery Group

Williamson Memorial Hospital, LLC	West Virginia	Williamson Memorial Hospital

Winder HMA, LLC	Georgia	Barrow Regional Medical Center

Women’s Health Specialists of Carlisle, LLC	Pennsylvania	Women’s Health Specialists

Yakima HMA, LLC	Washington

Toppenish Community Hospital

Toppenish Regional Medical Center

Toppenish Regional Medical Center Pharmacy

Yakima Regional Home Health

Yakima Regional Hospice

Yakima Regional Medical and Cardiac Center

Yakima Regional Medical and Heart Center

Yakima Regional Medical Center Pharmacy

Yakima HMA Home Health, LLC	Washington	Yakima Regional Home Health & Hospice Yakima Regional Medical Office Center

Subsidiaries of the Registrant (continued)

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)
Yakima HMA Physician Management, LLC	Washington

Ahtanum Ridge Family Medicine

Central Billing Office

Central Valley Vascular Center

Central Washington Anesthesia Services

Central Washington Endocrine Center

Central Washington Hospitalists

Central Washington Hospitalists - Toppenish

Central Washington Hospitalists - Yakima

Central Washington Medical Group

Central Washington Neurosciences

Central Washington Neurosciences Clinic

Central Washington Occupational Medicine

Central Washington Occupational Medicine - Toppenish

Central Washington Occupational Medicine - Yakima

Central Washington Orthopaedic Surgeons

Central Washington Orthopedic Surgeons

Central Washington Pain Management

Central Washington Rehabilitation

Central Washington Rehabilitation Clinic

Central Washington Surgical Associates

Selah Clinic

Summitview Family Medicine

Terrace Heights Family Physicians

Vintage Valley Family Medicine

Vintage Valley Podiatry

Vintage Valley Podiatry - Toppenish

Vintage Valley Podiatry - Yakima

Vintage Valley Podiatry - Zillah